UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2020

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 West 42nd Street, 17th Floor New York, New York 10036
(Address of Principal Executive Offices, and Zip Code)
(212) 716-1491
Registrant’s telephone number, including area code:

Two Logan Square

100 N. 18th St., 23rd Floor

Philadelphia, Pennsylvania 19103

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification of Rights of Security Holders

Item 5.01. Changes in Control of Registrant

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 8.01. Other Events.

As previously disclosed:

•

On August 30, 2019, RAIT Financial Trust (“RAIT”) and its affiliates RAIT Funding LLC, RAIT General, Inc., RAIT Limited, Inc., Taberna Realty Finance Trust, RAIT JV TRS, LLC, and RAIT JV TRS Sub, LLC (together, the “Debtors”) filed voluntary bankruptcy cases (the “Chapter 11 Cases”) under chapter 11, Title 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption In re: RAIT Funding, LLC, a Delaware limited liability company, et. al.

•	On October 14, 2019, the Debtors filed the Disclosure Statement for the Debtors’ Joint Chapter 11 Plan (as amended, supplemented or modified from time to time, the “Disclosure Statement”).

•

On December 17, 2019, the Bankruptcy Court entered the Order Granting Debtors’ Motion for Entry of an Order (I) Approving the Disclosure Statement, (II) Establishing Procedures for the Solicitation and Tabulation of Votes to Accept or Reject the Plan, (III) Approving Forms of Notices and Ballots, (IV) Establishing Notice and Objection Procedures in Respect Thereof, (V) Setting Confirmation Hearing and Related Deadlines, and (VI) Granting Related Relief (the “Disclosure Statement Order”) approving the Disclosure Statement as containing adequate information with respect to the Debtors’ Joint Chapter 11 Plan in accordance with section 1125 of the Bankruptcy Code.   The Disclosure Statement Order established December 13, 2019 as the record date for determining the holders of claims in the voting classes who would be entitled to vote to accept or reject the Debtors’ Joint Chapter 11 Plan, and January 17, 2020, at 4:00 p.m. (prevailing Eastern Time) as the deadline by which ballots accepting or rejecting the Debtors’ Joint Chapter 11 Plan must be received, unless otherwise agreed by the Debtors in the exercise of their discretion under the Bankruptcy Court-approved solicitation procedures.

•

On January 10, 2020, the Debtors filed the Notice of Filing Plan Supplement (the “Plan Supplement”). The Plan Supplement includes the schedules of contracts to be assumed and rejected as well as a list of the causes of action retained pursuant to the Debtors’ Joint Chapter 11 Plan.

•

On January 30, 2020 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Joint Chapter 11 Plan filed with the Bankruptcy Court on December 17, 2019, as supplemented by the Plan Supplement and as modified as set forth in the Confirmation Order (together, the “Plan”). The Plan provides that the effective date of the Plan will be the first business day after the Confirmation Date on which all conditions precedent to the effectiveness of the Plan have been satisfied or waived, including the Confirmation Order becoming a final, non-appealable order.

On March 27, 2020 (the “Effective Date”), (i) the Debtors filed the Notice of (A) Entry of Findings of Fact, Conclusions of Law, and Order Confirming Chapter 11 Plan of Liquidation, (B) Effective Date, and (C) Related Bar Dates (the “Notice of Effective Date”), (ii) the Plan became effective, and (iii) pursuant to the Plan, all of RAIT’s outstanding securities (the “Securities”) were cancelled and extinguished. RAIT will file a Form 15 under Rules 12g-4(a)(1) and Rule 12h-3(b)(1)(i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), terminating and/or suspending the registration of the Securities under Section 12(g) and/or Section 15(d) of the Exchange Act.  After filing the Form 15, RAIT does not expect to make further filings on reports with the Securities and Exchange Commission (the “Commission”).   The Notice of Effective Date is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed, in accordance with the Plan, on the Effective Date, (i) Lyle Bauck of M-III Advisory Partners LP was appointed as the Plan Administrator, with the same authority as RAIT’s Board of Trustees (the “Board”) and officers, (ii) the authority and incumbency of the current members of the Board and officers of RAIT terminated, and (iii) all certificates of formation, membership agreements, and related documents were deemed amended by the Plan to permit and authorize the same.

The foregoing descriptions of the Plan and the Confirmation Order do not purport to be complete and are qualified in their entity by Exhibits 2.1, 2.2 and 2.3 to RAIT’s Current Report on Form 8-K, filed with the Commission on January 31, 2020.

Following the Effective Date, the Debtors will not have any ongoing business operations except as necessary to wind up its business and affairs and distribute its assets in accordance with the Plan.

In connection therewith, on March 23, 2020, RAIT entered into a Severance Agreement and General Release with each of John J. Reyle, Chief Executive Officer, President and General Counsel, and Alfred J. Dilmore, Chief Financial Officer and Treasurer (the “Severance Agreements”).  The Severance Agreements, among other things, provided Messrs. Reyle and Dilmore with severance payments of $523,500 and $348,500, respectively, and released each of them from the non-compete provisions contained in their respective employment agreements.  Furthermore, the Severance Agreements contained a general release of claims by Messrs. Reyle and Dilmore in favor of RAIT.  The foregoing descriptions of the Severance Agreements do not purport to be complete and are qualified in their entirety by Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases.  Although RAIT believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. Such forward-looking statements include, but are not limited to, statements related to the transactions contemplated by the Plan. These risks, uncertainties and contingencies include, but are not limited to, (i) risks associated with third-party motions in the Chapter 11 Cases; and (ii) increased legal, advisor and other costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the RAIT’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 26, 2019, Amendment No. 1 to RAIT’s Annual Report on Form 10-K/A for the year ended December 31, 2018, filed with the Commission on April 30, 2019, RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, filed with the Commission on November 7, 2019 and RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, filed with the Commission on November 7, 2019. In light of the significant uncertainties inherent in any forward-looking information included herein, the inclusion of such information should not be regarded as a representation by RAIT or any other person that RAIT’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements attributable to RAIT are expressly qualified by these cautionary statements.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated March 23, 2020, by and between RAIT and John J. Reyle.

10.2	Separation Agreement and General Release, dated March 23, 2020, by and between RAIT and Alfred J. Dilmore.

99.1	Notice of (A) Entry of Findings of Fact, Conclusions of Law, and Order Confirming Chapter 11 Plan of Liquidation, (B) Effective Date, and (C) Related Bar Dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust
March 27, 2020	By:	/s/ Lyle Bauck
Name: Lyle Bauck
Title: Plan Administrator